First Midwest Bancorp, Inc.

Annual Meeting of Stockholders

Chicago Marriott O’Hare Hotel

Chicago, IL

May 16, 2018

Welcome and Opening Remarks

Michael L. Scudder
Chairman of the Board, President &
Chief Executive Officer

Introduction of Directors, Officers and Independent Auditors

Reports on Procedural Matters

Items of Business

I. Election of Directors

II. Approval of the First Midwest Bancorp, Inc. 2018 Stock and Incentive Plan

III. Advisory Vote on the Compensation Paid in 2017 to First Midwest Bancorp, Inc.'s (the "Company's") Named Executive Officers ("Say-on-Pay")

IV. Advisory Vote on the Frequency of Future Stockholder Advisory Votes on the Compensation Paid to the Company's Named Executive Officers ("Say-on-Frequency")

V. Ratification of Ernst & Young LLP as the Company's Independent Registered Public Accounting Firm

Election of Directors

Board of Directors

Nominees Standing for Election

Term Expiring in 2018

Barbara A. Boigegrain
Thomas L. Brown
Phupinder S. Gill
Kathryn J. Hayley
Peter J. Henseler
Frank B. Modruson
Ellen A. Rudnick
Mark G. Sander
Michael J. Small
Stephen C. Van Arsdell

Continuing Directors

Term Expiring in 2019

Br. James Gaffney, FSC
Michael L. Scudder
J. Stephen Vanderwoude

Vote to Approve the First Midwest Bancorp, Inc. 2018 Stock and Incentive Plan

Say-on-Pay Vote

Say-on-Frequency Vote

Ratification of Ernst & Young LLP as the Company's Independent Registered Public Accounting Firm

Voting and Results

Adjournment

Management Presentation

Michael L. Scudder
Chairman of the Board, President & Chief Executive Officer

Mark G. Sander
Senior Executive Vice President & Chief Operating Officer

Patrick S. Barrett
Executive Vice President & Chief Financial Officer

Forward-Looking Statements

This presentation, as well as any oral statements made by or on behalf of First Midwest in connection herewith, may contain certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, forward-looking statements can be identified by the use of words such as "may," "might," "will," "would," "should," "could," "expect," "plan," "intend," "anticipate," "believe," "estimate," "outlook," "predict," "project," "probable," "potential," "possible," "target," "continue," "look forward" or "assume" and words of similar import. Forward-looking statements are not historical facts but instead express only management's beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of management's control. It is possible that actual results and events may differ, possibly materially, from the anticipated results or events indicated in these forward-looking statements. Forward-looking statements are not guarantees of future performance, and First Midwest cautions you not to place undue reliance on these statements. Forward-looking statements are made only as of the date of this presentation, and First Midwest undertakes no obligation to update any forward-looking statements contained in this presentation to reflect new information or events or conditions after the date hereof.

Forward-looking statements may be deemed to include, among other things, statements relating to First Midwest's future financial performance, including the related outlook for 2018, the performance of First Midwest's loan or securities portfolio, the expected amount of future credit reserves or charge-offs, corporate strategies or objectives, including the impact of certain actions and initiatives, anticipated trends in First Midwest's business, regulatory developments, the impact of federal income tax reform legislation, acquisition transactions, including estimated synergies, cost savings and financial benefits of consummated transactions, and growth strategies, including possible future acquisitions. These statements are subject to certain risks, uncertainties, and assumptions. For a discussion of these risks, uncertainties, and assumptions, you should refer to the sections entitled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in First Midwest's Annual Report on Form 10-K for the year ended December 31, 2017, as well as First Midwest's subsequent filings made with the Securities and Exchange Commission. However, these risks and uncertainties are not exhaustive. Other sections of First Midwest's filings describe additional factors that could adversely impact First Midwest's business and financial performance.

Management Presentation

- Overview
- Business Highlights
- Looking Ahead
- Questions

Overview

2017 Was Transformative

1. **Our multi-year investment in talent and infrastructure enabled us to**
   - Generate robust, diverse loan and fee-based revenue growth
   - Strengthen our core deposit foundation
   - Improve and add flexibility to our capital mix
   - Create capacity for growth, efficiency of scale

2. **We added $2.6bn in total assets and $1.0bn in trust assets under management ("AUM") through 2 strategic acquisitions**

3. **We entered 2018 as a $14bn commercial bank, working hard to meet the financial needs of our clients**

4. **We created significant momentum for 2018 and beyond**
   - Enhancing our position as a premier, Midwest-based commercial bank

First Midwest Today

A Premier Commercial Bank

- 4th largest independent Illinois-based bank
- $14.1bn in total assets
- $11.1bn in total deposits
- Over 2,200 colleagues
- Multi-state, Midwestern reach

With a Robust Distribution Network



Assets have grown at 14% CAGR since 2013


Waukegan Savings, Palos Bank, Peotone Bank, 1st DuPage ($0.9bn)
$8.3
2013
Popular branches, Great Lakes Bank, National Machine Tool leasing ($1.3bn)
$9.4
2014
Peoples Bank ($110mm)
$9.7
2015
NB&T of Sycamore ($0.7bn)
$11.4
2016
Standard Bank ($2.6bn)
$14.1
2017

Source: Company filings and SNL Financial
Note: Financial information reflects data as of December 31.

Grounded in Our Vision, Mission and Values

VISION	Being our clients' most trusted financial partner
MISSION	Helping our clients achieve financial success
VALUES	Serving our clients with integrity, personal responsibility and a passion for **success**

We are in the business of helping our clients achieve financial success throughout their life.

We do so by focusing on the broad range of their financial needs and delivering quality services that fulfill their needs.

A Relationship, Service-based Mission Built on Trust

And Our Core Beliefs

- **Relationship-based Model Remains Our Best Path to Success**
  - Driven by culture and talent investments
  - Leverages diversified business mix and strong core funding
- **Investments Already Made to Out-pace Market In Near Term**
  - Executive leadership, line of business talent
  - Standard Bancshares, Inc. ("Standard"), Premier Asset Management LLC ("Premier") and NI Bancshares Corporation ("NB&T") integrations
  - Specialty business lines
- **Chicago's Size and Breadth Anchors the Midwest**
  - #12 Deposit Share in Chicago MSA; #2 in South Metro
  - Broader geographic reach diversifies and lessens risk
- **Infrastructure Maturing, Creating Capacity**
  - System and process enhancements
  - Business unit efficiency
- **M&A Provides Expansion Opportunities and Scale**

Source: SNL Financial
Note: Deposit share information reflects data reported annually as of June 30, 2017.

As Well as Balanced Investment in Our Infrastructure



Operating Platforms
Colleague Development, Talent
Risk Management

- **Colleague development, talent**
  - Senior leadership, colleague development
  - Commercial sales, diversification
- **Operating platforms**
  - Systems functionality, flexibility
- **Risk management**
  - Improved credit systems, resource depth
  - Enhanced cyber and fraud security
  - Regulatory compliance
    - Expanding compliance management structure and tools

Recognizing Status Quo Being Disrupted

A

- Mass market profitability
- Channel preference and emergence of new channels
- Increasing digital expectations

D

- Uncertainty over likelihood/timing of de-regulation
- Global political uncertainty
- Cybersecurity



A
Customer Trends
Digital
B
US Banking
D
Regulation
Competitor Actions
C

B

- Omni channel experience
- End-to-end streamlining
- Data/analytics

C

- Aggressive focus on growth pools
- Big banks enjoy scale advantages
- Technology platforms emerging

Driving Our Strategic Focus

Highest Quality Team	Grow/Diversify Revenue	Balance Risk/Investment
• **Sustain high engagement** - Client-focused model • **Developing talent** - Succession, building depth - Targeted training to support business initiatives	• **Relationship focused** - Balanced commercial growth • **Business expansion** - Geographic, small business, fee businesses • **Aligned M&A**	• **Leverage infrastructure** - Technology investments - Capital allocation • **Aligned risk and compliance programs** • **Maintain credit culture, improve process**



Strategic M&A
Core Execution
Build Growth Businesses
(Wealth, Mortgage, Specialty, Treasury Management, Small Business)
Top Tier Returns
"Delivering Excellence": A Platform for Growth

"Delivering Excellence"

Enriching our customer experience,
enhancing and improving our delivery of service excellence

- Grounded in our mission, "meeting the financial needs of our clients"
- Meaningful opportunities to improve and accelerate service delivery as well as enhance productivity and efficiency
    - Responsive to client needs and expectations, leveraging technology investment
    - Natural companion to recent pace of growth and industry outlook
    - Creating a competitive advantage, scalability of platform for future growth

- Diagnostic review initiated late 2017
- Detailed assessment, "bankable" initiatives 1st half of 2018
    - Planning phase nearing completion; communication expected in late Q2
    - Early expectations remain reasonable
        - ≥ 5% improvement in noninterest expense beginning in 2019
    - Implementation costs likely exceed benefits in 2018; full benefits realized starting in 2019

Creating Value

Total Stockholder Return



140%
120%
100%
80%
60%
40%
20%
0%
-3%
48%
109%
1 Year
3 Year
5 Year
First Midwest
Peers
NASDAQ Banks

Highlights

- **Driving long-term stockholder value**
  - Strong relative to peers over past five years
    - 2018 starting well
  - Short-term returns impacted by growth and volatility
  - Introduced larger peer group in 2017
- **Dividend of $0.11 per common share declared in Q2 '17**
  - Up 10% from Q4 '17
  - 142nd consecutive quarterly payment

Source: Company filings
Note: Data as of December 31, 2017.
Note: 2017 peers include BXS, CHFC, FNB, FULT, GWB, HBHC, IBKC, MBFI, ONB, STL, TCB, TCBI, TRMK, UMBF, UBSI, VLY, WAL, WTFC.

Business Highlights

Full Year 2017 Financial Highlights

Earnings Per Share of $0.96; or adjusted[1] of $1.35, up 11% compared to $1.22 for 2016

Loans up 26% and **Average Core Deposits** up 23% from 2016; average core deposit ratio of 86%

Net Interest Income up 35% and **Tax-equivalent Net Interest Margin, Adjusted**[2] 3.59%, up 14 basis points from 2016; $19mm in additional accretion compared to 2016

Asset Quality improved; net charge-offs to average loans of 0.21%, down 13% from 2016

Noninterest Income up 2% from 2016, 6% higher excluding the impact of Durbin[3]

Noninterest Expense up 23% compared to 2016, impacted by acquisitions; efficiency ratio[1] improved to 60% compared to 63% in 2016

Acquisitions of Standard and Premier in Q1 ‘17, adding ~$2.6bn in assets and ~$1bn in AUM

Capital increased; common equity Tier 1 to risk-weighted assets of 9.68%, up 29 bps from 2016

Transformational Year Marked by Significant Growth

[1] These financial measures exclude certain adjustments. See the accompanying "Non-GAAP Financial Information" slides for detail.
[2] Net interest margin ("NIM"), adjusted excludes accretion associated with acquired loans. See the accompanying "Non-GAAP Financial Information" slides for detail.
[3] Refers to the Durbin Amendment of the Dodd-Frank Act ("Durbin") effective in Q3 2017.

Improved Operating Performance

Tax-equivalent Net Interest Margin[1]


4.0%
3.9%
3.7%
3.6%
3.4%
3.7%
3.7%
3.6%
3.9%
2014
2015
2016
2017

Fee Income Ratio[1]


35%
30%
25%
20%
15%
28%
28%
29%
24%
Impact of crossing $10 billion
2014
2015
2016
2017

Efficiency Ratio[1]


65%
63%
61%
59%
65%
64%
63%
60%
2014
2015
2016
2017

ROATCE, Adjusted[2]


14.0%
13.0%
12.0%
11.0%
10.0%
9.0%
8.0%
10.4%
11.2%
11.5%
13.1%
2014
2015
2016
2017

Source: Company filings

[1] Metrics presented are non-GAAP financial measures. See the accompanying "Non-GAAP Financial Information" slides for detail.

[2] Represents return on average tangible common equity ("ROATCE") and is a non-GAAP financial measure. See the accompanying "Non-GAAP Financial Information" slides for detail.

Diversified Loan Portfolio

Growing, Diversifying Our Loan Portfolio


16% CAGR in Total Loans
$6,737
$7,162
$8,254
$10,438
2014
2015
2016
2017
C&I and Agriculture
Investor CRE
Owner Occupied CRE
Consumer

Credit Trends


0.52%
0.29%
0.24%
0.21%
2014
2015
2016
2017
Net Charge-offs / Avg Loans (%)

Diversified Portfolio and Disciplined Underwriting Drive Strong Credit Performance

Dollar amounts in millions.
Source: Company filings and reports
Note: Loan portfolio data as of end of period.

Low Cost Core Funding

Average Deposits and Composition



15% CAGR in Total Deposits
$7,208
$8,096
$8,846
$11,035
86% Core[1]
2014
2015
2016
2017
Demand
Savings
NOW
Money Market
Time

Cost of Deposits



0.50%
0.45%
0.40%
0.35%
0.30%
0.25%
0.20%
0.15%
0.10%
0.05%
0.00%
0.24%
0.24%
0.26%
0.37%
0.14%
0.12%
0.11%
0.15%
2014
2015
2016
2017
FMBI Avg Cost of Deposits
Peers Avg Cost of Deposits

Our Relationship-driven Strategy Provides a Strong Core Deposit Foundation

Dollar amounts in millions.
Source: Company filings and SNL Financial
[1] Includes demand, savings, money market, and NOW accounts.
[2] 2017 peers include BXS, CHFC, FNB, FULT, GWB, HBHC, IBKC, MBFI, ONB, STL, TCB, TCBI, TRMK, UMBF, UBSI, VLY, WAL, WTFC.

Net Interest Income

NII Trend


19% CAGR in NII
$277
$14
$312
$16
$350
$15
$472
$34
2014
2015
2016
2017
NII
Accretion

Highlights

- **NII up 70% from 2014**
  - Benefiting from acquisitions, organic growth, and higher interest rates; impacted by accretion
- **Average interest-earning assets up $4.6bn, or 59%, from 2014**
  - Increase due to organic growth and acquisitions
- **Average funding sources up $4.3bn, or 57%, from 2014**
  - Increase due to acquired deposits and borrowings to fund growth

Dollar amounts in millions.
Source: Company filings

Noninterest Income

Noninterest Income[1] Composition and Trend



12% CAGR in Noninterest Income(1)
$118
$134
$158
$165
2014
2015
2016
2017
Deposit Service Charges
Card-based
Other Fee-based Revenues
Wealth Management
Mortgage Banking
Other Noninterest Income

Highlights

- **Noninterest income[1] up 40% from 2014**
  - Growth across multiple categories
  - Impacted by Durbin effective second half of 2017
  - Excluding Durbin, noninterest income[1] up 6% from 2016
- **Expanded AUM to nearly $11bn and wealth management fees to $41mm, up 46% from 2014**

Dollar amounts in millions.
Source: Company filings and reports
[1] Excludes securities (losses) gains.
[2] Other fee-based revenues include merchant servicing fees, capital market products income, and other service charges, commissions, and fees.

Growing Wealth Management

Wealth Management Fee Income Composition Trend(1)



14% CAGR in Wealth Management Fees
$28
$29
$34
$41
2014
2015
2016
2017
Personal Trust
Investment Advisory
Employee Benefit
IRA and Other
Retail Brokerage

Highlights

- **Enhanced wealth management revenues**
  - Up 46% since 2014
- **Total AUM of $11bn**
- **3rd largest in Illinois in trust revenues, 4th in AUM(2)**
- **Acquired Standard and Premier in Q1 2017**
  - Added ~$1bn in AUM
  - Provides more product breadth and depth for all customers

Dollar amounts in millions.
Source: Company filings and reports
(1) Per Company reports.
(2) Source A.M. Publishing, Q2 2017, "Trust Performance Report."

Noninterest Expense

Noninterest Expense Composition and Trend


65%
64%
63%
60%
$284
$307
$340
$416
2014
2015
2016
2017
Salaries & Benefits
Occupancy & Equipment
Professional Services
Technology
Merchant Card
Other
Adjustments(1)
Efficiency Ratio

Highlights

- **Efficiency ratio improved to 60% compared to 65% in 2014**
  - Ongoing efficiency gains as we leverage investments
- **Noninterest expense up 46% compared to 2014 supporting growth in revenues**
  - Impacted by acquisition and integration related expenses and operating costs associated with acquisitions

Dollar amounts in millions.
Source: Company filings
(1) See the accompanying "Non-GAAP Financial Information" slides for detail regarding adjustments.

Capital Position

Company Regulatory Capital



$1.4
12.2%
10.1%
$1.2
12.2%
9.9%
$1.0
11.2%
10.3%
$0.9
11.2%
10.2%
2014
2015
2016
2017
Tier 1 Capital
Tier 2 Capital

Highlights

- **Capital levels robust, growth consistent with increased asset size**
- **Levels influenced by**
  - Acquisitions
  - Stronger earnings
  - Sub-debt issuance of $150mm in 2016
- **First regulatory stress test submission in 2017**
  - Sufficient capital through severely adverse scenario
  - Required for all banks >$10bn

Note: Dollar amounts in billions.
Source: Company filings
Note: Basel III Capital Rules became effective for the Company on January 1, 2015. As a result, capital amounts subsequent to December 31, 2014 are computed using the new rules and the prior period presented is reported using the regulatory guidance at that time.

Corporate Philanthropy



INVESTING IN OUR COMMUNITIES

COMMUNITY REINVESTMENT	SERVICE HOURS
~$1 million	5,000
DONATIONS	**FOUNDATION CONTRIBUTION**
~$500,000	~$2 million

United Way · Special Olympics · American Red Cross · Northern Illinois Food Bank · Feed My Starving Children · City Year · children's home & aid · American Cancer Society · AND MANY MORE ORGANIZATIONS

Looking Ahead

Improving, Challenges & Opportunities Ahead



EVOLVING ECONOMY
(+)
COMPETITIVE MARKET
(=)
REGULATORY ENVIRONMENT
(+)
ADVANCING TECHNOLOGY
(+)

- **Environment improving, pace uncertain**
  - Lower taxes, regulatory relief
- **Expecting higher rates, shifting focus to funding**
- **Competitive market consistent, difficult**
- **Over $10bn expectations maturing**
  - Greater regulatory oversight
  - Leveraging technology investments
- **Continuing reinvestment in systems, platforms**
- **Consolidation opportunities remain**

Well-positioned for Growth, Future Opportunities

Strategy and Future Opportunities

Leveraging Our Strengths

- Engaged, talented team
- Strong balance sheet, well-positioned for raising rates
- Attractive markets, growing opportunities
- Significant capital and liquidity

Environment Creating Opportunities, Consolidation Expected

- Locally, 42 banks between $350mm and $4bn in assets[1]
- Opportunities expected in adjacent Midwest markets

We Are a Compelling Partner

- Solid reputation, culture
- Strong capital, capacity, experience

Aligned With Strategic Priorities

- Building the highest quality team
- Diversifying / growing loans and revenues
- Balancing investment and risk

Adjacent Midwest Markets



WI
IA
IL
MI
IN
Chicago
Champaign
Indianapolis
174 / I55

Source: SNL Financial
[1] Reflects data for the Chicago-Naperville-Elgin, IL-IN-WI (Metro) MSA.

As We Focus on Our Strategic Priorities

- **Executing on our Mission and building the highest quality team**
  - Meeting the financial needs of our clients
  - Delivering a superior experience
  - Relationship-based model
- **Anchoring in Chicago MSA, broadening our reach**
  - Broadening geographic reach to diversify and balance risk
- **Building core earnings momentum**
  - 2018 consensus expectations for ~20% core improvement, benefiting from
    - Balance sheet strength: capital, core deposits, earning asset expansion
    - Operating environment: higher rates, lower taxes net of Durbin
- **Maturing and strengthening our infrastructure**
  - Specialty business lines broaden capabilities, provide leverage
  - "Delivering Excellence" drives system, process enhancements and efficiency
  - Technology, digital spend will continue to expand
- **Creating platform for growth**
  - Consolidation will continue, provide scale

Reasons to Invest

1. Premier Midwest-based Commercial Bank with Attractive Operational Footprint
2. Relationship-driven Strategy, Supported by Leading Core Deposit Foundation
3. Diversified Loan Portfolio and Disciplined Underwriting Drive Strong Credit
4. Underlying Operating Performance, Aided by “Delivering Excellence”
5. Platform for and Track Record of Integrating Accretive, Attractive Acquisitions

First Midwest Bancorp, Inc.
35th Anniversary

CELEBRATING 35 YEARS!


UNION NATIONAL BAN
DEPOSIT
VAULT
BANK OF GALESBURG
First Midwest Bank
First Mi
First
Midwest
Bank
FIRSTMIDWEST
.COM/90DAYS

Retirement Announcement



Robert P. O'Meara

Special thanks to Robert O'Meara who has served on our Board for the past 35 years, significantly guiding First Midwest from inception to the Company it has become today and serving as both its Chief Executive Officer and Chairman of the Board.



Patrick J. McDonnell

Thank you to Patrick J. McDonnell, who has served on the Board for the past 11 years, the last 7 years as Chairman of our Audit Committee.

I would again take this opportunity to acknowledge Pat's meaningful contributions to our Board and Company and thank him for his loyal and dedicated service.

Thank You for Your Investment and Continued Support

Appendix

Non-GAAP Financial Information

The Company's accounting and reporting policies conform to U.S. generally accepted accounting principles ("GAAP") and general practices within the banking industry. As a supplement to GAAP, the Company provides non-GAAP performance results, which the Company believes are useful because they assist investors in assessing the Company's operating performance. These non-GAAP financial measures include earnings per share ("EPS"), adjusted, the efficiency ratio, the fee income ratio, noninterest income, adjusted, noninterest expense, adjusted, tax-equivalent net interest income (including its individual components), tax-equivalent net interest margin, tax-equivalent net interest margin, adjusted, and return on average tangible common equity, adjusted.

The Company presents EPS, return on average tangible common equity, the efficiency ratio, noninterest income, and noninterest expense, all adjusted for certain significant transactions. See the "Certain Terms Used in This Presentation" and the "Non-GAAP Reconciliation" sections for detail regarding adjustments. Management believes these adjusted metrics are useful in assessing the Company's underlying operational performance since these transactions do not pertain to its core business operations and these adjusted metrics facilitate better comparability between periods. Management believes that excluding acquisition and integration related expenses from these metrics is useful to the Company, as well as analysts and investors, since these expenses can vary significantly based on the size, type, and structure of each acquisition. Additionally, management believes excluding these transactions from these metrics enhances comparability for peer comparison purposes.

The tax-equivalent adjustment to net interest income and net interest margin recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 35% income tax rate. Management believes that it is standard practice in the banking industry to present net interest income and net interest margin on a fully tax-equivalent basis and that it enhances comparability for peer comparison purposes. In addition, management believes that the tax-equivalent net interest margin, adjusted, enhances comparability for peer comparison purposes and is useful to the Company, as well as analysts and investors, since acquired loan accretion income may fluctuate significantly based on the size of each acquisition.

In management's view, tangible common equity measures are capital adequacy metrics meaningful to the Company, as well as analysts and investors, in assessing the Company's use of equity and in facilitating comparisons with peers. These non-GAAP measures are valuable indicators of a financial institution's capital strength since they eliminate intangible assets from stockholders' equity and retain the effect of accumulated other comprehensive loss in stockholders' equity.

Although intended to enhance investors' understanding of the Company's business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP. See the following reconciliations in the "Non-GAAP Reconciliations" section for details on the calculation of these measures to the extent presented herein.

Non-GAAP Financial Information

	Years Ended			
	2014	2015	2016	2017
Earnings				
Net income	$ 69,306	$ 82,064	$ 92,349	$ 98,387
Net income applicable to non-vested restricted shares	836	882	1,043	916
Net income applicable to common shares	68,470	81,182	91,306	97,471
Acquisition and integration related expenses, net of tax	8,323	833	8,611	12,070
Property valuation adjustments, net of tax	-	5,149	-	-
Net gain on sale-leaseback transaction, net of tax	-	-	(3,305)	-
Lease cancellation fee, net of tax	-	-	570	-
DTA revaluation	-	-	-	23,709
Tax effect of losses from securities portfolio repositioning	-	-	-	1,275
Special bonus, net of tax	-	-	-	1,130
Charitable contribution, net of tax	-	-	-	944
Adjustments to earnings	8,323	5,982	5,876	39,128
Earnings, adjusted	$ 76,793	$ 87,164	$ 97,182	$ 136,599
EPS				
Net income applicable to common shares	$ 68,470	$ 81,182	$ 91,306	$ 97,471
Earnings, adjusted	$ 76,793	$ 87,164	$ 97,182	$ 136,599
Weighted-average common shares outstanding (basic)	74,484	77,059	79,797	101,423
Dilutive effect of common stock equivalents	12	13	13	20
Weighted-average diluted common shares outstanding	74,496	77,072	79,810	101,443
Basic EPS	$ 0.92	$ 1.05	$ 1.14	$ 0.96
Diluted EPS	$ 0.92	$ 1.05	$ 1.14	$ 0.96
EPS, adjusted	$ 1.03	$ 1.13	$ 1.22	$ 1.35

Dollar amounts in thousands.
Source: Company filings

Non-GAAP Financial Information

	Years Ended			
	2014	2015	2016	2017
Noninterest Expense, Adjusted				
Noninterest expense	$ 283,826	$ 307,216	$ 339,500	$ 415,909
Acquisition & integration related expenses	(13,872)	(1,389)	(14,352)	(20,123)
Lease cancellation fee	-	-	(950)	-
Property valuation adjustments	-	(8,581)	-	-
Special bonus	-	-	-	(1,915)
Charitable contribution	-	-	-	(1,600)
Noninterest expense, adjusted	$ 269,954	$ 297,246	$ 324,198	$ 392,271
Efficiency Ratio Calculation				
Noninterest expense, adjusted	$ 269,954	$ 297,246	$ 324,198	$ 392,271
Net OREO expense	(7,075)	(5,281)	(3,024)	(4,683)
Total noninterest expense for efficiency ratio calculation	$ 262,879	$ 291,965	$ 321,174	$ 387,588
Tax-equivalent net interest income [1]	$ 288,589	$ 322,277	$ 358,334	$ 479,965
Noninterest income	126,618	136,581	159,312	163,149
Less:				
Net securities (gains) losses	(8,097)	(2,373)	(1,420)	1,876
Net gain on sale-leaseback transaction	-	-	(5,509)	-
Gains on sales of properties	(3,954)	-	-	-
Loss on early extinguishment of debt	2,059	-	-	-
Total	$ 405,215	$ 456,485	$ 510,717	$ 644,990
Efficiency ratio	64.9%	64.0%	62.9%	60.1%
Return on Average Tangible Common Equity				
Average stockholders' equity	$ 1,043,566	$ 1,132,058	$ 1,236,606	$ 1,832,880
Less: average intangible assets	(290,303)	(332,269)	(363,112)	(751,292)
Average tangible common equity	$ 753,263	$ 799,789	$ 873,494	$ 1,081,588
Earnings, adjusted	$ 76,793	$ 87,164	$ 97,182	$ 136,599
Intangibles amortization, net of tax	1,733	2,352	2,809	4,682
Earnings, excluding intangible amortization, adjusted	$ 78,526	$ 89,516	$ 99,991	$ 141,281
Return on average tangible common equity ("ROATCE")	9.3%	10.4%	10.8%	9.4%
ROATCE, adjusted	10.4%	11.2%	11.4%	13.1%

Dollar amounts in thousands.
Source: Company filings
[1] Presented on a tax-equivalent basis, which reflects federal and state tax benefits.

Non-GAAP Financial Information

	Years Ended			
	2014	2015	2016	2017
Tax-Equivalent Net Interest Income / Margin				
Net interest income	$ 276,852	$ 311,598	$ 349,691	$ 472,004
Tax-equivalent adjustment	11,737	10,679	8,643	7,961
Tax-equivalent net interest income[(1)]	288,589	322,277	358,334	479,965
Less: acquired loan accretion	(13,623)	(16,298)	(14,568)	(33,923)
Tax-equivalent net interest income, adjusted	$ 274,966	$ 305,979	$ 343,766	$ 446,042
Average interest-earning assets	$ 7,828,700	$ 8,766,864	$ 9,951,092	$ 12,417,191
Net interest margin	3.69%	3.68%	3.60%	3.87%
Tax-equivalent net interest margin, adjusted	3.51%	3.49%	3.45%	3.59%
Operating Revenue and Fee Income Ratio				
Noninterest income	$ 126,618	$ 136,581	$ 159,312	$ 163,149
Less: securities (gains) losses	(8,097)	(2,373)	(1,420)	1,876
Noninterest income, adjusted	118,521	134,208	157,892	165,025
Less: other noninterest income	(7,440)	(6,949)	(12,791)	(9,859)
Fee-based revenues	111,081	127,259	145,101	155,166
Net interest income	276,852	311,598	349,691	472,004
Operating revenue	387,933	438,857	494,792	627,170
Tax-equivalent adjustments	11,737	10,679	8,643	7,961
Total revenues for fee income ratio	$ 399,670	$ 449,536	$ 503,435	$ 635,131
Fee income ratio	27.8%	28.3%	28.8%	24.4%

Dollar amounts in thousands.
Source: Company filings
(1) Presented on a tax-equivalent basis, which reflects federal and state tax benefits.

Non-GAAP Financial Information

	Years Ended			
	2014	2015	2016	2017
Risk-Based Capital Data				
Common stock	$ 882	$ 882	$ 913	$ 1,123
Additional paid-in capital	449,798	446,672	498,937	1,031,870
Retained earnings	899,516	953,516	1,016,674	1,074,990
Treasury stock, at cost	(233,566)	(226,413)	(218,534)	(210,073)
Goodwill and other intangible assets	(334,199)	(327,115)	(356,477)	(743,327)
Disallowed deferred tax assets	(30,638)	(1,902)	(198)	(644)
Common equity tier 1 [1]	751,793	845,640	941,315	1,153,939
Trust preferred securities	50,690	50,690	50,690	50,690
Other disallowed deferred tax assets	N/A	N/A	(132)	(161)
Tier 1 capital	802,483	896,330	991,873	1,204,468
Tier 2 capital	82,209	74,855	233,656	243,656
Total capital	$ 884,692	$ 971,185	$ 1,225,529	$ 1,448,124
Risk-weighted assets	$ 7,876,754	$ 8,687,864	$ 10,019,434	$ 11,920,372
Adjusted average assets	8,884,045	9,501,087	11,036,835	13,404,998
Total capital to risk-weighted assets	11.2%	11.3%	12.2%	12.1%
Tier 1 capital to risk-weighted assets	10.2%	10.3%	9.9%	10.1%
Tier 2 capital to risk-weighted assets	1.0%	0.9%	2.3%	2.0%
CET1 to risk-weighted assets [1]	N/A	9.7%	9.4%	9.7%
Tier 1 capital to average assets	9.0%	9.4%	9.0%	9.0%

Dollar amounts in thousands.
Source: Company filings
[1] Basel III Capital Rules became effective for the Company on January 1, 2015. These rules revise the risk-based capital requirements and introduce a new capital measure, CET1 to risk-weighted assets. As a result, ratios subsequent to December 31, 2014 are computed using the new rules and the prior period presented is reported using the regulatory guidance at that time.

Certain Terms Used in This Presentation

Earnings, Adjusted – Equals net income excluding a revaluation of deferred tax assets, certain actions resulting in securities losses, a special bonus to colleagues, a charitable contribution to the First Midwest charitable Foundation, acquisition and integration related expenses associated with completed and pending acquisitions, a lease cancellation fee recognized as a result of the Company's planned 2018 corporate headquarters relocation, a net gain on a sale-leaseback transaction, and property valuation adjustments related to strategic branch initiatives.

Core Deposits – Includes demand, savings, money market, and NOW accounts.

Net Interest Income – Equals the difference between interest income and fees earned on interest-earning assets and interest expense incurred on interest-bearing liabilities, calculated on a fully tax-equivalent basis assuming the current federal income rate of 21%. Prior periods are computed using the federal income tax rate applicable at the time, or 35%.

Net Interest Margin – Net interest margin equals tax-equivalent net interest income divided by total average interest-earning assets.

Fee-based Revenues – Equals noninterest income we earn from fee-based businesses including, but not limited to, wealth management fees, deposit service charges, card-based fees, mortgage banking income, merchant servicing fees, capital market products income, and other service charges, commissions, and fees.

Noninterest Expense – Noninterest expense is the expense we incur to operate the Company, which includes salaries and employee benefits, net occupancy and equipment, professional services, and other costs.

Noninterest Expense, Adjusted – Equals noninterest expense excluding the impact of a special bonus to colleagues, a charitable contribution to the First Midwest charitable Foundation, acquisition and integration related expenses associated with completed and pending acquisitions, a lease cancellation fee recognized as a result of the Company's 2018 corporate headquarters relocation, and property valuation adjustments related to strategic branch initiatives.

Return on Average Tangible Common Equity ("TCE"), adjusted – Equals core earnings, excluding intangibles amortization expense, net of tax, divided by TCE. TCE represents average stockholders' equity less average goodwill and other intangible assets.

EPS, Adjusted – Equals earnings, adjusted, applicable to common shares divided by weighted-average diluted common shares outstanding.

Efficiency Ratio – The efficiency ratio expresses noninterest expense, excluding net OREO expense, as a percentage of tax-equivalent net interest income plus total noninterest income less securities (gains) losses. The ratio also excludes the impact of a special bonus to colleagues, a charitable contribution to the First Midwest charitable Foundation, acquisition and integration related expenses associated with completed and pending acquisitions, a lease cancellation fee recognized as a result of the Company's 2018 corporate headquarters relocation, a net gain on the sale-leaseback transaction, and property valuation adjustments related to strategic branch initiatives.

Note: Unless otherwise indicated, all dollar amounts used in this presentation are in millions except per share information. Refer to the "Non-GAAP Reconciliation" slides for detailed calculations.

First Midwest Bancorp, Inc.

Contact Information

Patrick S. Barrett
Executive Vice President &
Chief Financial Officer
pat.barrett@firstmidwest.com
708-831-7231

James M. Roolf
Senior Vice President &
Corporate Relations Officer
jim.roolf@firstmidwest.com
630-875-7533